Exhibit 10.36

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****.

A complete version of this exhibit has been filed separately with the SEC.

COMMERCIAL LEASE

THIS LEASE is entered into this date by and between JTR LAND & CATTLE CO. (“Landlord”) and Wall Street On Demand, Inc (“WSOD”).

In consideration of the covenants, Leases and stipulations herein contained on the part of WSOD to be paid, kept and faithfully performed, Landlord does hereby lease, demise and let unto the said WSOD, and WSOD does hereby hire and take from Landlord 59,620 rentable square feet located at and commonly known as 5718 CENTRAL AVENUE, BOULDER, COLORADO 80301, and more fully described as follows:

Lot 1, Flatiron Industrial Park Filing No. 6, a replat of Flatiron Industrial Park Filing No. 5, Lot 4 and Flatiron Industrial Park Filing No. 4 Replat, Lot 7.

Including approximately 163 parking spaces.

In consideration of the leasing of said premises and of the mutual agreements herein contained, each party hereto does hereby expressly covenant and agree to and with the other, as follows:

Section 1. Acceptance of Lease

WSOD accepts said letting and agrees to pay to the order of Landlord the rentals stated below or the full term of this lease, in advance, at the times and in the manner aforesaid.

Section 2. Term

A.	This lease shall commence May 1, 2005, and will continue through December 31, 2017 (the “Term” (which shall include any extension as provided in Section 3C)).

B.	WSOD shall be permitted to terminate this lease according to the following schedule:

(i)	Beginning on the two year anniversary following Lease Commencement, but prior to the third anniversary, the Termination Penalty shall be four (4) years of gross rent, according the Rent Schedule below in Section 3A.

(ii)	Beginning on the three year anniversary, but prior to the four year anniversary, the termination penalty shall be three (3) years of gross rent.

(iii)	Beginning on the four year anniversary, but prior to the fifth year anniversary, the termination penalty shall be two (2) years of gross rent.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(iv)	WSOD shall have the right to terminate the lease at any time after the initial 5 years of occupancy and prior to the expiration of the Term with a penalty of one year’s gross rent.

(v)	Gross Rent shall be Basic Rent, plus the operating expenses as defined in Section 4.B (i) and Section 4.B (ii) below. WSOD will incur in managing the property during the penalty years.

Section 3. Basic Rent.

A.	WSOD shall pay to Landlord for each full calendar month during the Term, basic rent will be payable per the following schedule:

		per sq. ft.		Square Feet 59620	Annual		Monthly
May-2005	Dec-2005		*			$****		$****
Jan-2006	Dec 2006		*			$****		$****
Jan-2007	Dec-2007	$	*****		$	**********	$	*********
Jan-2008	Dec-2008	$	*****		$	**********	$	*********
Jan-2009	Dec-2009	$	*****		$	**********	$	*********
Jan-2010	Dec-2010	$	*****		$	**********	$	*********
Jan-2011	Dec-2011	$	*****		$	**********	$	*********
Jan-2012	Dec-2012	$	*****		$	**********	$	*********
Jan-2013	Dec-2013	$	*****		$	**********	$	*********
Jan-2014	Dec-2014	$	*****		$	**********	$	*********
Jan-2015	Dec-2015	$	*****		$	**********	$	*********
Jan-2016	Dec-2016	$	*****		$	**********	$	*********

B.	WSOD will be responsible for operating expenses starting on May 1, 2005.

C.	The basic rent shall be payable in advance upon the 1st day of each calendar month.

D.	The first month’s basic rent shall be paid on the commencement date of this lease.

E.	If rent is not paid within five days of its due date, WSOD shall pay an additional late fee of ***** percent (*%) of the monthly gross rent. Any amounts, whether basic rent or additional rent which are not pad within ten (10) days after written notice to WSOD, shall bear interest at the rate of ****** percent (**%) per annum, in addition to the late fee.

Section 4. Operating Expenses

A.	WSOD shall pay all operating expenses for the premises.

B.	Operating expenses shall include, but not be limited to:

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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(i)	taxes, assessments and governmental taxes, whether federal, state, county or municipal, which are levied on or charged against the premises and any other taxes and assessments attributable to the premises and its operation excluding, however, federal and state income taxes;

(ii)	all insurance premiums paid by Landlord attributable to the premises, for property, casualty and comprehensive general liability insurance customarily carried by owners of buildings of the same size and age as the demised premises;

(iii)	all expenses incurred in connection with the maintenance, operation, and repair of the building, walks, parking lots and landscaped areas, except for any expenses that are the responsibility of Landlord as set forth in Section 8 B hereinafter,

(iv)	building and cleaning supplies and materials;

(v)	the cost of all charges for cleaning, maintenance and service contracts, trash collection, snow removal, and other services with independent contractors; and

(vi)	Neither WSOD nor Landlord will charge any management fees associated with operating the building.

(vii)	WSOD will be responsible for the management of the building. In the event WSOD fails to maintain the building in a manner consistent with other first-class, single-tenant office properties in Boulder County and fails to cure any management deficiencies within thirty (30) days of written notice by Landlord thereof, Landlord may take over the management of the building.

(viii)	If Landlord has taken over the management of the building, at the end of each calendar year or, at Landlord’s option, at any other more frequent interval, Landlord shall provide a detailed accounting of the total operating expenses for the Building, WSOD’s share of such amount, and WSOD’s payments toward such amount during the year or interval. If WSOD does not agree with the accounting provided by Landlord, WSOD shall have the right to examine the books and records of Landlord related to the premises for purposes of auditing the operating expense, provided, however that such audit shall be at WSOD’s sole cost and expense unless the audit reveals a discrepancy of more than five percent (5%) in Landlord’s favor, in which case the cost and expense of the audit shall be reimbursed to WSOD by Landlord.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Section 5. Right to Contest Taxes

Landlord, at Landlord’s discretion, may protest the amount of any assessment of real property taxes. If Landlord obtains a reduction in assessment and/or real property taxes and after deducting reasonable expenses involved in the contesting of said taxes, Landlord shall credit to WSOD any net reduction in real estate taxes affected for a year for which WSOD has previously paid said taxes. If, in Landlord’s discretion, Landlord refuses. to contest the amount of any assessment and/or real property taxes, then WSOD shall have the right to contest any such assessment and/or real property taxes. If WSOD elects to contest such assessment and/or real property taxes, WSOD shall diligently conduct such proceedings on behalf of Landlord or other entity entitled to initiate such proceedings or other actions. Landlord shall cooperate with WSOD in any such contest and shall execute and deliver any documents reasonably required to be executed by Landlord as owner of the demised premises in connection with such contest. If the proceedings or other actions instituted by WSOD result in a rebate or reduction in the amount of assessment and/or tax, WSOD shall first be reimbursed from such amount for its expenses in undertaking and prosecuting the proceeding or other action, and then WSOD shall be reimbursed the balance of any such rebate or reduction. WSOD shall also be entitled to a credit for any net reduction in real estate taxes affected for future years by reason of the payment of any increase in real property taxes as set forth in this lease.

Section 6. Security Deposit

WSOD shall deposit with Landlord the sum of ******************************************** ($**********) as security for the faithful performance by WSOD of all the terms, covenants, and conditions of this lease by WSOD.

A.	The deposit shall bear simple interest at the rate of ***** percent (*%) per annum for the benefit of WSOD.

B.	Landlord shall not be required to segregate the security deposit from Landlord’s general funds.

C.	At the end of the 36th month of the lease, and upon full performance by WSOD of the lease, one fifth of the security deposit shall be returned to WSOD, as well as a like amount on the 48th, 60th, and 72nd months of the lease. On the 84th month of the Lease, the final fifth of the deposit shall be returned to WSOD, plus accumulated interest, less one month’s basic rent of $**********, which shall be held by Landlord for the remainder of the lease.

D.	In the event of the failure of WSOD to keep and perform all of the terms, covenants, and conditions of this lease to be kept and performed by WSOD, then, at the option of Landlord, and if the failure has not been cured with twenty (20) days written notice, Landlord may apply the security deposit or so much as may be necessary to compensate Landlord for all loss or damage sustained or suffered by Landlord due to the breach on the part of WSOD.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

E.	Should any part of the security deposit be appropriated and applied by landlord without terminating this lease, then WSOD shall, on the written demand of Landlord, promptly remit to Landlord a sufficient amount in cash to restore the security deposit to the appropriate balance.

Section 7. Use of Premises

A.	WSOD shall use said demised premises during the Term for the conduct of web hosting, programming, consulting, design, and for general office purposes provided that said use complies with all applicable laws, ordinances and regulations. and for no other purpose whatsoever without Landlord’s written consent which shall not be unreasonably withheld.

B.	WSOD will not make any unlawful, improper or offensive use of said premises; will not suffer any waste thereof; will not permit any objectionable noise or odor to escape or to be emitted from said premises or do anything or permit anything to be done upon or about said premises in any way tending to create a nuisance; will not sell or permit to be sold any spirituous, vinous or malt liquors on said premises, excepting such as WSOD may be licensed by law to sell and as may be herein expressly permitted; nor will it sell or permit to be sold any controlled substance on or about said premises.

C.	WSOD will not allow the leased premises at any time to fall into such a state of repair or disorder as to increase the fire hazard thereon; shall not permanently install any power machinery on said premises except under the supervision and with the written consent of Landlord; shall not store gasoline or other highly combustible materials on said premises at any time; will not use said premises in such a way or for such a purpose that the fire insurance rate on the building in which said premises are located is thereby increased or that would prevent Landlord from taking advantage of any rulings of any agency of the state in which said leased premises are situated or its successors, which would allow Landlord to obtain reduced premium rates for long term fire insurance policies.

D.	WSOD accepts the premises in as is condition.

(i)	Except as set forth in Section 8 B, Landlord has no obligation to improve, repair, restore or alter the premises.

(ii)	WSOD acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, except as otherwise expressly provided in this lease, with respect to the premises, including, without limitation, any representation or warranty with respect to the suitability or fitness of the premises or any portion for the conduct of WSOD’s business, or compliance of the premises with the Americans With Disabilities Act of 1990, 42 U.S. C. § 12101–12213, as amended from time to time (the ADA).

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(iii)	Notwithstanding the above, Landlord warrants that the HVAC, electrical and mechanical systems, including all plumbing fixtures, are in good condition and repair as of the date of occupancy.

(iv)	During the Term, WSOD shall comply in all material respects, at WSOD’s own expense, with all laws and regulations of any municipal, county, state, federal or other public authority respecting the use of said leased premises.

(v)	Nothing herein shall require WSOD to make structural repairs or alterations to comply with such laws and regulations unless WSOD has, by its manner of use of the demised premises or method of operation therein, violated any such laws or regulations with respect thereto, or caused the premises to be in non-compliance.

(vi)	WSOD may, after securing Landlord’s reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney’s fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws or regulations provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or cause the demised premises or any part thereof to be condemned or vacated.

Section 8. Repairs and Improvements

A.	Landlord shall not be required to make any repairs, alterations, additions or improvements to or upon said premises during the Term, except only those hereinafter specifically provided for; WSOD hereby agrees to maintain and keep said leased premises including all interior and exterior doors, heating, ventilating and cooling systems, interior wiring, plumbing fixtures and interior drain pipes in good order and repair during the Term at WSOD’s own cost and expense, and to replace all glass which may be broken or damaged during the Term in the windows and doors of said premises with glass of as good or better quality as that now in use, WSOD further agrees that WSOD will make no alterations, additions or improvements to or upon said premises without the written consent of Landlord first being obtained.

B.

Landlord agrees to be responsible for and to bear all costs and expenses of the maintenance, repair and replacement during the Term of the exterior walls, roof(s), gutters, downspouts and structural elements and foundations of the building on the demised premises and the sidewalks thereabouts. Notwithstanding the language in Section 4(B)(iii), Landlord shall be responsible for resurfacing the parking lot one time during the term of this lease within 120 days of WSOD’s written request. Landlord agrees to be responsible for and to bear all costs and expenses of the maintenance, repair and replacement during the Term of any wiring, plumbing and drain pipes outside the building, but on the demised

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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premises, except as such repairs and replacements are caused by the negligent acts or willful wrong doing of WSOD or agents, employees, or licensees of WSOD. It is understood and agreed that Landlord reserves and at any and all times shall have the right to alter, repair or improve the building, or to add thereto and for that purpose at any time may erect scaffolding and all other necessary structures about and upon the demised premises and Landlord and Landlord’s representatives, contractors and workmen for that purpose may with prior written consent to WSOD, enter in or about the said demised premises with such materials as Landlord may deem necessary therefor, and WSOD waives any claim to damages, including loss of business resulting therefrom, provided, however, that Landlord shall use its best efforts not to interfere with the conduct and operation of WSOD’s business at the demised premises and shall use its best efforts to complete such work in a timely fashion; provided, further, however, in the event that such alteration, repair or improvement takes more than thirty (30) days, rent shall abate to the extent such alteration, repair of improvement has a material adverse effect on WSOD’s business or operations.

Section 9. Landlord’s Right of Entry

It shall be lawful for Landlord, its agents and representatives, at any reasonable time, to enter into or upon said demised premises for the purpose of examining into the condition thereof, or any other lawful purpose.

Section 10. Utilities

WSOD shall contract for and obtain, in its name, all utility services required on the premises, including gas, electricity, telephone, water and sewer services, and WSOD shall pay all charges for those services as they become due. If WSOD fails to pay the charges, Landlord may elect to pay them and the charges will then be added to the rental installment next due. WSOD shall be liable for any injury or damages to the equipment or service lines of the utility suppliers that are located on the premises, resulting from the negligent acts or willful wrongdoing of WSOD, or the agents, employees or licensees of WSOD.

Section 11. Right of Assignment

A.	WSOD will not assign, transfer, pledge, hypothecate, surrender or dispose of this lease, or any interest herein, sublet, or permit any other person or persons whomsoever to occupy the demised premises without the written consent of Landlord being first obtained in writing, which consent shall not be unreasonably withheld; this lease is personal to said WSOD; WSOD’s interests, in whole or in part, cannot be sold, assigned, transferred, seized or taken by operation at law, or under or by virtue of any execution or legal process, attachment or proceedings instituted against WSOD, or under or by virtue of any bankruptcy or insolvency proceedings had in regard to WSOD, or in any other manner, except as above mentioned.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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B.	Notwithstanding the foregoing, upon written notice to Landlord, WSOD may assign this lease without Landlord’s prior written consent in connection with (i) a merger, consolidation or reorganization of WSOD with one or more entities in which WSOD is not the surviving entity, (ii) a sale of substantially all of the assets of WSOD to another person or entity or (iii) any transaction (including, without limitation, a merger or reorganization in which WSOD is the surviving entity) which results in any person or entity owning 50% or more of the combined voting power of all classes of stock of WSOD.

Section 12. Liens

WSOD will not permit any lien of any kind, type or description to be placed or imposed upon the building in which said leased premises are situated, or any part thereof, or the real estate on which it stands, and shall discharge same within thirty (30) days after filing thereof by payment thereof or filing a bond required by law.

Section 13. Ice, Snow, Debris

At all times WSOD shall keep the sidewalks in front of the demised premises free and clear of rubbish, debris and obstruction; and WSOD will not permit rubbish, or debris to accumulate on the roof of said building so as to stop up or obstruct gutters or downspouts or cause damage to said roof, and will save harmless and protect Landlord against any injury whether to Landlord or to Landlord’s property are to any other person or property caused by its failure in that regard.

Section 14. Overloading of Floors

A.	WSOD will not overload the floors of said premises in such a way as to cause any undue or serious stress or strain upon the building in which said demised premises are located, or any part thereof, and

B.	Landlord shall have the right, at any time, to call upon any competent engineer or architect whom Landlord may choose, to decide whether or not the floors of said premises, or any part thereof, are being overloaded so as to cause any undue or serious stress or strain on said building, or any part thereof, and the decision of said engineer or architect shall be final and binding upon WSOD; and

C.	in the event that the engineer or architect so called upon shall decide that in his opinion the stress or strain is such as to endanger or injure said building, or any part thereof, then and in that event WSOD agrees immediately to relieve said stress or strain either by reinforcing the building or by lightening the load which causes such stress or strain in a manner satisfactory to Landlord.

D.	Landlord represents and warrants that the intended use and operation of the premises will not create undue or serious stress or strain upon the building.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Section 15. Subordination of the Leasehold to Mortgages

A.	This lease shall be subject and subordinate in priority at all times to the lien of any existing and/or hereafter executed mortgages and trust deeds encumbering the premises. Although no instrument or act on the part of WSOD shall be necessary to effectuate such subordination, WSOD will execute and deliver such further instruments subordinating this lease to the lien of any such mortgages or trust deeds as may be desired by the mortgagee or holder of such trust deeds. WSOD hereby appoints Landlord as its attorney in fact, irrevocably, to execute and deliver any such instrument for WSOD. WSOD further agrees at any time and from time to time upon not less than ten (10) days prior written request by Landlord, to reasonably execute, acknowledge and deliver to Landlord an estoppel affidavit in form reasonably acceptable to Landlord and the holder of any existing or contemplated mortgage or deed of trust encumbering the premises.

B.	WSOD agrees with lender and landlord that if there is a foreclosure of any such mortgage or deed of trust and pursuant to such foreclosure, the Public Trustee or other appropriate officer execute and delivers a deed conveying the premises to the lender or its designee, or in the event Landlord conveys the premises to the lender or its designee in lieu of foreclosure, WSOD will attorn to such grantee of the premises, rather than to Landlord, to perform all of WSOD’s obligations under the lease, and WSOD shall have no right to terminate the lease by reason of the foreclosure or deed given in lieu thereof.

Section 16. Liability Insurance

A.	WSOD agrees at all times during the Term, at WSOD’s own expense, to maintain and keep in effect, liability insurance policies in form and with an insurer reasonably satisfactory to Landlord, insuring both Landlord and WSOD against all liability for damages to person or property in or about said leased premises;

B.	The amount of said liability insurance shall not be less than ******************* ($*********) for injury to one person, ************************** ($***********) for injuries arising out of any one accident and not less than ******************** ($*************) for property damage, all subject to WSOD’s reasonable programs of self insurance, and to furnish and deliver to Landlord certificates of said insurance.

C.	WSOD agrees to and shall indemnify and hold Landlord harmless against any and all claims and demands arising from the negligence of WSOD, its officers, agents, invitees and/or employees, as well as those arising from WSOD’s failure to comply with any covenant of this lease on WSOD’s part to be performed, and shall at WSOD’s own expense defend Landlord against any and all suits or actions arising out of such negligence, and shall satisfy and discharge any judgment which may be awarded against Landlord in any such suit or action.

D.	Notwithstanding the foregoing, WSOD may secure the insurance coverage required by this Section 16 under a blanket form of policy or policies.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Section 17. Fixtures

A.	All partitions, plumbing, electrical wiring, additions to or improvements upon said leased premises, whether installed by Landlord or WSOD, shall be and become a part of the building as soon as installed and the property of Landlord.

B.	WSOD shall only alter the premises with prior written approval of Landlord, which is not to be unreasonably withheld.

C.	Landlord and WSOD agree to work toward a space plan that allows WSOD to achieve a design that meets WSOD’s needs, interests, and preferences. Landlord shall retain final approval of said plans but shall not unreasonably withhold or delay approval, and shall work toward a cooperative solution to any design issues.

D.	If Landlord withholds approval for an alteration, than WSOD has the right to go ahead with the alteration on the condition that it restore premises at the end of the lease as agreed in writing.

E.	Nothing in this section shall be construed to give Landlord title to or prevent WSOD’s removal of business or trade fixtures, machinery and equipment, moveable office furniture and equipment, provided however, that Landlord shall be given a ten-day right of first refusal to sell or remove the presently existing trade fixtures, machinery and equipment and moveable office furniture and equipment prior to WSOD disposing of the same.

Section 18. Casualty & Fire Damage; Duty to Repair

A.	In the event of the total destruction of the building (defined as destruction of sixty (60%) or more of the building) in which said leased premises are located, by fire or other casualty, either party hereto may terminate this lease as of the date of said fire or casualty.

B.	In the event of partial damage to the building (defined as greater than 20% and less than 60%), Landlord shall have the option to terminate the lease or to repair the building. If notice to repair is not given to WSOD within twenty (20) days of the damage, Landlord conclusively shall be deemed to have elected not to repair. In the event Landlord elects or is deemed not to repair said building, then and in that event this lease shall terminate on the date of said damage.

C.

If Landlord elects to repair as aforesaid, then landlord shall repair said building within one hundred eighty (180) days of the date of damage to the building and shall have the right to take possession of and occupy, to the exclusion of WSOD, all or any part of said building in order to make the necessary repairs, and WSOD hereby agrees to vacate upon request, all or any part of said building which Landlord may require for the purpose of making necessary repairs. If the repair of

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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the building is not completed by Landlord within the one hundred eighty (180)-day period, WSOD may terminate the lease as of the date of the damage. For the period of time between the day of such damage and until such time as WSOD can re-occupy the building (or portion thereof), there shall be such an abatement of rent as the nature of the injury or damage and its interference with the occupancy of leased premises by WSOD shall warrant; however, if the premises be but slightly injured and the damage so occasioned shall not cause any material interference with the occupation of the premises by WSOD, then there shall be no abatement of rent and Landlord shall repair said damage within the one hundred eighty (180)-day period.

Section 19. Waiver of Subrogation Rights

A.	Neither landlord nor WSOD shall be liable to the other for loss arising out of damage to or destruction of the leased premises, or the building or improvement of which the leased premises are a part or with which they are connected, or the contents of any thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard form of fire insurance with extended coverage.

B.	All such claims for any and all loss, however caused, hereby are waived.

C.	Such absence of liability shall exist whether or not the damage or destruction is caused by the negligence of either Landlord or WSOD or by any of their respective agents, servants or employees.

D.	It is the intention and lease of Landlord and WSOD that the rentals reserved by this lease have been fixed in contemplation that each party shall fully provide its own insurance protection at its own expense, and that each party shall look to its respective insurance carriers for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this lease.

E.	Neither Landlord nor WSOD shall have any interest or claim in the other’s insurance policy or policies, or the proceeds thereof, unless specifically covered therein as a joint assured. Both parties shall give notice to their respective insurance carriers of this provision.

Section 20. Eminent Domain

In case of the condemnation or appropriation of all or any substantial part of the said demised premises by any public or private corporation under the laws of eminent domain, this lease may be terminated at the option of either party hereto on thirty (30) days written notice to the other and in that case WSOD shall not be liable for any rent after the date of WSOD’s removal from the premises. Notwithstanding the above, WSOD may make its own claim against the condemning authority based on WSOD’s leasehold interest in the premises.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Section 21. Signage

A.	For the period beginning four months prior to the expiration of the Term, Landlord may post on said premises or in the windows thereof signs of moderate size notifying the public that the premises are “for sale” or “for lease.”

B.	WSOD may place commercially appropriate signage in front of the building indicating its occupancy thereof; provided, however, WSOD will not use the outside walls of said premises, or allow signs or devices of any kind to be attached thereto or suspended therefrom for advertising or displaying the name or business of WSOD or for any purpose whatsoever, other than in compliance with applicable laws, regulations, ordinances or industrial park rules.

Section 22. Premises on Lease Termination

Upon termination of this lease, WSOD will quit and deliver up said leased premises, broom-clean, to Landlord or those having Landlord’s estate in the premises, peaceably, quietly, and in as good order and condition, reasonable use and wear thereof, damage by fire, unavoidable casualty and the elements alone excepted, the same are now in or hereafter may be put in by Landlord.

Section 23. Environmental Matters

A.	Environmental Warranties.

Notwithstanding any other provision of this lease, WSOD’s use of the subject real property is expressly subject to the condition precedent that WSOD comply with the warranties, representations and covenants set forth in this section. WSOD warrants, represents and covenants as follows:

(i)	WSOD shall conduct no activity or allow to be conducted any activity or use of the property which would result in the presence of any “Hazardous Materials” or any “Hazardous Material Contamination” on the property;

(ii)	“Hazardous Materials” means

(a)	any “hazardous waste” as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901. et seq.), as amended from time to time, and regulations promulgated thereunder;

(b)	any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601, et seq.), as amended from time to time, and regulations promulgated thereunder;

(c)	radon and material quantities of petroleum products;

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been requested with respect to the omitted portions.

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(d)	any substance the presence of which on the property is regulated by any federal, state or local law relating to the protection of the environment or public health; and

(e)	any other substance, which by law, requires special handling in its collection, storage, treatment or disposal.

(iii)	“Hazardous Materials Contamination” means the contamination occurring after the date hereof of the improvements, facilities, soil, ground water, surface water, air or other elements on or under the property by Hazardous Materials, or the contamination occurring after the date hereof of the buildings, facilities, soil, ground water, surface water, air or other elements on or under any other property as a result of Hazardous Materials emanating from the property.

(iv)	WSOD will obtain all federal, state and local environmental permits necessary for its business and use of the property;

(v)	WSOD will at all times be in compliance, in all material respects, with the terms and conditions of its environmental permits;

(vi)	WSOD will be in compliance, in all material respects, with all applicable federal, state and local environmental statutory and regulatory requirements, other than those contained in its permits;

(vii)	There are no pending environmental civil, criminal or administrative proceedings against WSOD that will affect the leased premises;

(viii)	WSOD knows of no threatened civil, criminal or administrative proceedings against it relating to environmental matters that will affect the leased premises;

(ix)	WSOD knows of no fact or circumstances that may give rise to any future civil, criminal or administrative proceedings against it relating to environmental matters that will affect the leased premises.

B.	Indemnification

(i)	WSOD agrees to indemnify, defend, reimburse and hold harmless the following persons from and against any and all “Environmental Damages” arising from activities of WSOD or its employees, agents, or invitees which (a) result in the presence of “Hazardous Materials” upon, about or beneath the premises or migrating to or from the premises, or (b) result in the violation of any “Environmental Requirements” pertaining to the premises and the activities thereon:

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been requested with respect to the omitted portions.

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(a)	Landlord;

(b)	any other person who acquires a portion of the premises in any manner, including but not limited to through purchase, at a foreclosure sale or otherwise through the exercise of the rights and remedies of Landlord under this Lease; and

(c)	the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons.

(ii)	“Environmental Damages” means all claims, judgments, injuries, actual damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigations and defense of any claim, and of any settlement of judgment subject to the provisions of Section 23 B (v) below, of whatever kind or nature, contingent or otherwise, matured or unmeasured, foreseeable or unforeseeable, including, without limitation, reasonable attorneys’ fees and disbursements and consultant’s fees, but excluding consequential damages, any of which are incurred at any time as a result of the existence of “Hazardous Material” upon, about, beneath the premises or migrating or threatening to migrate to or from the premises or the existence of a violation of “Environmental Requirements” pertaining to the premises.

(iii)	“Environmental Requirements” means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorization, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities, of the United States, states and political subdivisions thereof, and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment.

(iv)	This obligation shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings (with counsel reasonably approved by the indemnified parties), and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing WSOD.

(v)

If WSOD or any indemnified party shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of “Environmental Requirements,” or liability of WSOD for “Environmental Damages” in connection with the premises or past or present activities of any person thereon, or that any

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representation set forth in this Section 23 is not or is no longer accurate, then such party shall deliver to the other party, within ten (10) days of the receipt of such notice, or communication or correcting information by WSOD, a written description of such information or condition, together with copies of any documents evidencing same. Any indemnified party shall cooperate with WSOD and WSOD shall not be required to indemnify any indemnified party for any settlement entered into without the prior consent of WSOD, which consent may not be unreasonably withheld.

(vi)	Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the premises at any reasonable time, with reasonable notice, to determine whether WSOD is complying with the terms of this lease with respect to “Environmental Requirements” and the existence of “Environmental Damages.” WSOD hereby grants to Landlord the right to enter the premises and to perform such tests on the premises as are necessary in the reasonable opinion of Landlord to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of WSOD but Landlord shall not be liable for any interference caused thereby.

(vii)	Should WSOD fail to perform or observe any of its obligations or leases pertaining to “Hazardous Materials” or “Environmental Requirements,” then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to this lease, to enter the premises personally or through its agents. consultants or contractors and perform the same, WSOD agrees to indemnify Landlord for the costs thereof and liabilities therefrom as set forth in Section 23 B above.

(viii)	Landlord warrants, represents and covenants that the site is not, at the time of occupancy by WSOD, violating any of the above.

Section 24. Survival

Landlord and WSOD agree that the provisions of Section 23 of this lease shall survive the termination and/or expiration of this lease.

Section 25. Quiet Enjoyment

Landlord warrants and represents that Landlord is the owner of the leased premises, has full authority and right to lease the premises and enter into this lease. Landlord will defend WSOD’s right to quiet enjoyment of the leased premises from the claims of all persons during the Term.

Section 26. Good Faith

The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this lease. All promises and covenants are mutual and dependent.

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Section 27. Default by WSOD

A.	If:

(i)	WSOD shall be in arrears in the payment of said rent for a period of ten (10) days after written notice of arrearage is given to WSOD; or

(ii)	WSOD shall fail or neglect to do, keep, perform or observe any of the covenants contained herein on WSOD’s part to be done, kept, performed and observed and such default shall continue for ten (10) days or more after written notice of such failure or neglect shall be given to WSOD, or if such failure cannot be cured within such ten (10) day period, if, within such 10 day period, WSOD has not commenced and is not diligently pursuing such cure;

then WSOD will be considered in default, and Landlord may have the following remedies:

B.	Landlord or those having Landlord’s estate in the premises may terminate this lease and, lawfully, at Landlord’s or their option immediately or at any time thereafter, without demand or notice, enter into and upon said demised premises and every part thereof and repossess the same as of Landlord’s former estate, and expel said WSOD and those claiming by, through and under WSOD and remove WSOD’s effects at WSOD’s expense, forcibly if necessary and store the same, all without being deemed guilty of trespass and without prejudice to any remedy which otherwise might be used for arrears of rent or preceding breach of covenant.

C.	Neither the termination of this lease by forfeiture nor the taking or recovery of possession of the premises shall deprive Landlord of any other action, right or remedy against WSOD for possession, rent or damages, nor shall any omission by Landlord to enforce any forfeiture, right or remedy to which Landlord may be entitled be deemed a waiver by Landlord of the right to enforce the performance of all terms and conditions of this lease by WSOD.

D.	In the event of any re-entry by Landlord, Landlord may lease or relet the premises in whole or in part to any tenant or tenants who may be satisfactory to Landlord, for any duration, and for the best rent terms and conditions as Landlord may reasonably obtain. Landlord shall apply the rent received from any new tenant first to the cost of retaking and reletting the premises, including remodeling required to obtain any new tenant, and then to any arrears of rent and future rent payable by WSOD under this lease and any other damages to which Landlord may be entitled hereunder.

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E.	Any property which WSOD leaves on the premises after abandonment or expiration of the Term, or for more than thirty (30) days after any termination of the lease by Landlord, shall be deemed to have been abandoned, and Landlord may remove and sell said property at public or private sale as Landlord sees fit, without being liable for any prosecution therefor or for damages by reason thereof, and the net proceeds of said sale shall be applied toward the expenses of Landlord and rent as aforesaid, and the balance of such amounts, if any, shall be held for and paid to WSOD.

Section 28. Holding Over

In the event WSOD for any reason shall hold over after the expiration of the Term, such holding over shall not be deemed to operate as a renewal or extension of this lease, but shall only create a tenancy from month to month at a basic rental rate equal to **** ************** percent (****%) of the prior rent, which may be terminated at will at any time by Landlord.

Section 29. Default by Landlord

If at any time during the Term Landlord shall fail to: (i) keep, perform or observe any of its obligations under this lease, (ii) make any payments required of it pursuant to this lease, or (iii) make any mortgage, ground rent or other required payments on the land, building or premises, then in any of such events, WSOD may:

A.	If any such failure shall continue for a period of ten (10) consecutive business days after WSOD gives written notice thereof to Landlord, perform such obligations and/or make such payments and deduct the cost thereof from the rent; and

B.	If any such failure shall cause disruption in WSOD’s normal business operations being conducted on the premises for a period of ten (10) consecutive business days after WSOD gives written notice to Landlord, abate the rent for the period of such disruption; and

C.	If any such failure prohibits WSOD from conducting or is a general nuisance to, its normal business operations on the premises for a period of thirty (30) days after WSOD gives written notice thereof to Landlord, terminate this lease; and

D.	Exercise any and all other rights and remedies available to WSOD at law or in equity.

Section 30. Waiver

No assent or waiver, expressed or implied, or failure to enforce as to any breach of any one or more of the obligations, covenants or agreements herein shall be deemed or taken to be a waiver of any succeeding or additional breach.

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Section 31. Notices

Notice under this lease shall be in writing and shall be effective when actually delivered. If mailed, notice shall be deemed effective forty-eight (48) hours after mailing as registered or certified mail, postage prepaid, directed to the other party at the address set forth below or such other address as the party may indicate by written notice to the other:

Landlord:	2300 75th Street
Boulder, Colorado 80301

WSOD:	5718 Central Avenue
Boulder, Colorado 80301

Section 32. Governing Law

This lease shall be governed by and construed in accordance with the laws of the State of Colorado, exclusive of its conflicts of laws rules.

Section 33. Arbitration

If at any time during the Term any dispute, difference, or disagreement shall arise upon or in respect of the lease, and the meaning and construction hereof, every such dispute, difference and disagreement shall be referred to a single arbitrator from the Judicial Arbiter Group, Denver, Colorado, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

Section 34. Attorney Fees

In the event of an arbitration, suit or action is brought by any party under this lease to enforce any of its term, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

Section 35. Titles and Captions

All article, section and paragraph titles or captions contained in this lease are for convenience only and shall not be deemed part of the context nor affect the interpretation of this lease.

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Section 36. Lease Binding

This lease shall be binding upon the heirs, executors. administrators, successors and assigns of the parties hereto.

Section 37. Further Action

The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this lease.

Section 38. Savings Clause

If any provision of this lease, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Section 39. Waiver of Trial by Jury

It is mutually agreed by and between Landlord and WSOD that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and WSOD and WSOD’s use of or occupancy of said premises.

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IN WITNESS WHEREOF, the parties hereto have executed this lease as of this 28 day of February, 2005.

LANDLORD: JTR LAND AND CATTLE COMPANY, INC.

By:	/s/ Thomas W. Ward
Thomas W. Ward, President

WSOD: Wall Street On Demand, Inc

By:	/s/ James Tanner
James Tanner, President

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Treatment has been requested with respect to the omitted portions.